Exhibit 21

Legal Entity Name	State of Formation

K. Hovnanian at Eagle Heights, LLC	AZ

K. Hovnanian Building Company, LLC	AZ

K. Hovnanian Companies of Arizona, LLC	AZ

K. Hovnanian at 240 Missouri, LLC	AZ

K. Hovnanian at Aire on McDowell, LLC	AZ

K. Hovnanian at Catania, LLC	AZ

K. Hovnanian at Gallery, LLC	AZ

K. Hovnanian at Montana Vista, LLC	AZ

K. Hovnanian at Palm Valley, L.L.C.	AZ

K. Hovnanian at Pointe 16, LLC	AZ

K. Hovnanian at Quail Creek, L.L.C.	AZ

K. Hovnanian at Rancho Cabrillo, LLC	AZ

K. Hovnanian at Sienna Hills, LLC	AZ

K. Hovnanian at Silverstone, LLC	AZ

K. Hovnanian at Skye on McDowell, LLC	AZ

K. Hovnanian at Sunrise Trail II, LLC	AZ

K. Hovnanian at Sunrise Trail III, LLC	AZ

K. Hovnanian at Verrado Cascina, LLC	AZ

K. Hovnanian at Verrado Marketside, LLC	AZ

K. HOVNANIAN Developments OF ARIZONA, INC.	AZ

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ

K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ

K. Hovnanian Legacy at Via Bella, LLC	AZ

K. Hovnanian's Four Seasons at The Manor II, LLC	AZ

K. Hovnanian's Four Seasons at The Manor, LLC	AZ

New Land Title Agency, L.L.C.	AZ

K. Hovnanian at Ladd Ranch, LLC	CA

K. Hovnanian at Meridian Hills, LLC	CA

K. Hovnanian JV Holdings, L.L.C.	CA

K. Hovnanian JV Services Company, L.L.C.	CA

K. Hovnanian's Sonata at The Preserve, LLC	CA

K. HOV IP, II, Inc.	CA

K. Hovnanian at 4S, LLC	CA

K. Hovnanian at Aliso, LLC	CA

K. Hovnanian at Andalusia, LLC	CA

K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA

K. Hovnanian at Bakersfield 463, L.L.C.	CA

K. Hovnanian at Beacon Park Area 129, LLC	CA

K. Hovnanian at Beacon Park Area 137, LLC	CA

K. Hovnanian at Bella Lago, LLC	CA

K. Hovnanian at Blackstone, LLC	CA

K. Hovnanian at Bridgeport, Inc.	CA

K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA

K. Hovnanian at Carlsbad, LLC	CA

K. Hovnanian at Cedar Lane, LLC	CA

K. Hovnanian at Charter Way, LLC	CA

K. Hovnanian at Cielo, L.L.C.	CA

K. Hovnanian at Coastline, L.L.C.	CA

K. Hovnanian at Cortez Hill, LLC	CA

K. Hovnanian at Dominguez Hills, Inc.	CA

K. Hovnanian at El Dorado Ranch II, L.L.C.	CA

K. Hovnanian at El Dorado Ranch, L.L.C.	CA

K. Hovnanian at Evergreen, L.L.C.	CA

K. Hovnanian at Fiddyment Ranch, LLC	CA

K. Hovnanian at Fresno, LLC	CA

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA

K. Hovnanian at Gilroy 60, LLC	CA

K. Hovnanian at Gilroy, LLC	CA

K. Hovnanian at Jaeger Ranch, LLC	CA

K. Hovnanian at La Costa Greens, L.L.C.	CA

K. Hovnanian at La Laguna, L.L.C.	CA

K. Hovnanian at Lake Rancho Viejo, LLC	CA

K. Hovnanian at Malan Park, L.L.C.	CA

K. Hovnanian at Manteca, LLC	CA

K. Hovnanian at Melanie Meadows, LLC	CA

K. Hovnanian at Muirfield, LLC	CA

K. Hovnanian at Parkside, LLC	CA

K. Hovnanian at Pavilion Park, LLC	CA

K. Hovnanian at Piazza D'Oro, L.L.C.	CA

K. Hovnanian at Piazza Serena, L.L.C	CA

K. Hovnanian at Positano, LLC	CA

K. Hovnanian at Prado, L.L.C.	CA

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA

K. Hovnanian at Sage, L.L.C.	CA

K. Hovnanian at Santa Nella, LLC	CA

K. Hovnanian at Sheldon Grove, LLC	CA

K. Hovnanian at Skye Isle, LLC	CA

K. Hovnanian at Stanton, LLC	CA

K. Hovnanian at Sunridge Park, LLC	CA

K. Hovnanian at The Crosby, LLC	CA

K. Hovnanian at Thompson Ranch, LLC	CA

K. Hovnanian at Trail Ridge, LLC	CA

K. Hovnanian at Valle Del Sol, LLC	CA

K. Hovnanian at Verona Estates, LLC	CA

K. Hovnanian at Victorville, L.L.C.	CA

K. Hovnanian at Vineyard Heights, LLC	CA

K. Hovnanian at Vista Del Sol, L.L.C.	CA

K. Hovnanian at Waterstone, LLC	CA

K. Hovnanian at West View Estates, L.L.C.	CA

K. Hovnanian at Westshore, LLC	CA

K. Hovnanian at Wheeler Ranch, LLC	CA

K. Hovnanian at Woodcreek West, LLC	CA

K. Hovnanian Communities, Inc.	CA

K. Hovnanian Companies of California, Inc.	CA

K. Hovnanian Companies of Southern California, Inc.	CA

K. Hovnanian Companies, LLC	CA

K. Hovnanian Developments of California, Inc.	CA

K. Hovnanian Developments of New Jersey II, Inc.	CA

K. Hovnanian Developments of New Jersey, Inc.	CA

K. Hovnanian Enterprises, Inc.	CA

K. Hovnanian Homes Northern California, Inc.	CA

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA

K. Hovnanian's Four Seasons at Beaumont, LLC	CA

K. Hovnanian's Four Seasons at Hemet, LLC	CA

K. Hovnanian's Four Seasons at Los Banos, LLC	CA

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.	CA

K. Hovnanian's Four Seasons at Palm Springs, LLC	CA

K. Hovnanian's Parkside at Towngate, L.L.C.	CA

K. Hovnanian's Veranda at RiverPark II, LLC	CA

K. Hovnanian's Veranda at RiverPark, LLC	CA

SEABROOK ACCUMULATION CORPORATION	CA

STONEBROOK HOMES, INC.	CA

K. Hovnanian at Traverse, LLC	CA

K. Hovnanian GT Investment, L.L.C.	CA

K. Hovnanian Terra Lago Investment, LLC	CA

K. Hovnanian Homes at Parkside, LLC	DC

K. Hovnanian Parkside Holdings, LLC	DC

K. HOVNANIAN Developments OF D.C., INC.	DC

K. Hovnanian Homes of D.C., L.L.C.	DC

Homebuyers Financial USA, LLC	DE

HovWest Land Acquisition, LLC	DE

K. Hovnanian at Cedar Lane Estates, LLC	DE

K. Hovnanian Homes of Delaware I, LLC	DE

K. Hovnanian HovWest Holdings, L.L.C.	DE

K. Hovnanian at Ashby Place, LLC	DE

K. Hovnanian at Brenford Station, LLC	DE

K. Hovnanian at Hidden Brook, LLC	DE

K. Hovnanian at Mansfield II, L.L.C.	DE

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE

K. Hovnanian at Nottingham Meadows, LLC	DE

K. Hovnanian at Ocean View Beach Club, LLC	DE

K. Hovnanian at Plantation Lakes, L.L.C.	DE

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE

K. HOVNANIAN Developments OF DELAWARE, INC.	DE

K. Hovnanian Hamptons at Oak Creek II, L.L.C.	DE

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE

K. Hovnanian Homes of Longacre Village, L.L.C.	DE

K. Hovnanian North Central Acquisitions, L.L.C.	DE

K. Hovnanian North Jersey Acquisitions, L.L.C.	DE

K. Hovnanian Shore Acquisitions, L.L.C.	DE

K. Hovnanian South Jersey Acquisitions, L.L.C.	DE

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.	DE

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.	DE

KHH Shell Hall Loan Acquisition, LLC	DE

Washington Homes, Inc.	DE

WOODMORE RESIDENTIAL, L.L.C.	DE

WTC VENTURES, L.L.C.	DE

K. Hovnanian GT V Investment, LLC	DE

K. Hovnanian HovSite II Investment, LLC	DE

K. Hovnanian HovSite III Investment, LLC	DE

K. Hovnanian M.E. Investments, LLC	DE

K. Hovnanian Nassau Grove Holdings, L.L.C.	DE

K. Hovnanian Amber Glen, LLC	FL

K. Hovnanian at Mystic Dunes, LLC	FL

K. Hovnanian at The Highlands at Summerlake Grove, LLC	FL

K. Hovnanian at Valletta, LLC	FL

K. Hovnanian Cypress Creek, LLC	FL

K. Hovnanian Homes of Florida I, LLC	FL

K. Hovnanian Lake Parker, LLC	FL

K. Hovnanian Montclaire Estates, LLC	FL

K. Hovnanian Sereno, LLC	FL

K. Hovnanian TerraLargo, LLC	FL

Eastern National Title Agency, LLC	FL

HOVNANIAN Developments OF FLORIDA, INC.	FL

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL

K. Hovnanian at Boca Dunes, LLC	FL

K. Hovnanian at Coral Lago, LLC	FL

K. Hovnanian at Hampton Cove, LLC	FL

K. Hovnanian at Hilltop Reserve II, LLC	FL

K. Hovnanian at Hilltop Reserve, LLC	FL

K. Hovnanian at Lake Burden, LLC	FL

K. Hovnanian at Lake LeClare, LLC	FL

K. Hovnanian at Pickett Reserve, LLC	FL

K. Hovnanian at Redtail, LLC	FL

K. Hovnanian at Summerlake, LLC	FL

K. Hovnanian at Terra Bella Two, LLC	FL

K. Hovnanian at Walkers Grove, LLC	FL

K. Hovnanian Belmont Reserve, LLC	FL

K. Hovnanian Cambridge Homes, L.L.C.	FL

K. Hovnanian Cypress Key, LLC	FL

K. Hovnanian Estates at Wekiva, LLC	FL

K. HOVNANIAN FIRST HOMES, L.L.C.	FL

K. Hovnanian Florida Realty, L.L.C.	FL

K. Hovnanian Grand Cypress, LLC	FL

K. Hovnanian Grandefield, LLC	FL

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL

K. Hovnanian Reynolds Ranch, LLC	FL

K. Hovnanian Riverside, LLC	FL

K. Hovnanian South Fork, LLC	FL

K. Hovnanian Sterling Ranch, LLC	FL

K. Hovnanian T&C Homes at Florida, L.L.C.	FL

K. Hovnanian Union Park, LLC	FL

K. HOVNANIAN WINDWARD HOMES, LLC	FL

K. Hovnanian at Delray Beach, L.L.C.	FL

K. Hovnanian at The Commons at Richmond Hill, LLC	GA

K. Hovnanian at Westbrook, LLC	GA

K. Hovnanian Developments of Georgia, Inc.	GA

K. Hovnanian Homes at Creekside, LLC	GA

K. Hovnanian Homes of Georgia, L.L.C.	GA

Amber Ridge, LLC	IL

K. Hovnanian at Amberley Woods, LLC	IL

K. Hovnanian at Bradwell Estates, LLC	IL

K. Hovnanian at Orchard Meadows, LLC	IL

K. Hovnanian at Randall Highlands, LLC	IL

K. Hovnanian at River Hills, LLC	IL

K. Hovnanian at Silverwood Glen, LLC	IL

K. HOVNANIAN AT TAMARACK SOUTH LLC	IL

K. Hovnanian at Tanglewood Oaks, LLC	IL

Arbor Trails, LLC	IL

Eastern Title Agency of Illinois, LLC	IL

Glenrise Grove, L.L.C.	IL

K. Hovnanian at Campton Prairie, LLC	IL

K. Hovnanian at Christina Court, LLC	IL

K. Hovnanian at Fairfield Ridge, LLC	IL

K. Hovnanian at Geneva Meadows, LLC	IL

K. Hovnanian at Hanover Estates, LLC	IL

K. Hovnanian at Island Lake, LLC	IL

K. Hovnanian at Link Farm, LLC	IL

K. Hovnanian at Meadowridge Villas, LLC	IL

K. Hovnanian at Northridge Estates, LLC	IL

K. Hovnanian at Prairie Pointe, LLC	IL

K. Hovnanian at Sagebrook, LLC	IL

K. Hovnanian at Somerset, LLC	IL

K. Hovnanian at Trafford Place, LLC	IL

K. Hovnanian Developments of Illinois, Inc.	IL

K. Hovnanian Estates at Regency, L.L.C.	IL

K. Hovnanian T&C Homes at Illinois, L.L.C.	IL

K. Hovnanian's Four Seasons at Briargate, LLC	IL

K. Hovnanian at Norton Lake LLC	IL

K. Hovnanian Developments of Kentucky, Inc.	KY

K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY

K. Hovnanian Homes of Maryland I, LLC	MD

K. Hovnanian Homes of Maryland II, LLC	MD

Founders Title Agency of Maryland, L.L.C.	MD

Homebuyers Financial Services, L.L.C.	MD

Hovnanian Land Investment Group of Maryland, L.L.C.	MD

Hovnanian Land Investment Group, L.L.C.	MD

K Hovnanian Homes at Maxwell Place, L.L.C.	MD

K. Hovnanian at Caton's Reserve, LLC	MD

K. Hovnanian at Eden Terrace, L.L.C.	MD

K. Hovnanian at Roderuck, L.L.C.	MD

K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD

K. HOVNANIAN Developments OF MARYLAND, INC.	MD

K. Hovnanian Homes at Camp Springs, L.L.C.	MD

K. Hovnanian Homes at Forest Run, L.L.C.	MD

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD

K. Hovnanian Homes at Greenway Farm, L.L.C.	MD

K. Hovnanian Homes at Jones Station 1, L.L.C.	MD

K. Hovnanian Homes at Russett, L.L.C.	MD

K. Hovnanian Homes at the Highlands, LLC	MD

K. Hovnanian Homes of Maryland, L.L.C.	MD

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.	MD

K. Hovnanian's Four Seasons at Kent Island, L.L.C.	MD

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD

PADDOCKS, L.L.C.	MD

Pine Ayr, LLC	MD

Ridgemore Utility, L.L.C.	MD

WH PROPERTIES, INC.	MD

K. Hovnanian Developments of Minnesota, Inc.	MN

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC	MN

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC	MN

K. Hovnanian Homes of Minnesota at Brynwood, LLC	MN

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC	MN

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC	MN

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC	MN

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC	MN

K. Hovnanian Homes of Minnesota at Regent's Point, LLC	MN

K. Hovnanian Homes of Minnesota, L.L.C.	MN

K. Hovnanian Liberty on Bluff Creek, LLC	MN

K. Hovnanian Timbres at Elm Creek, LLC	MN

K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN

K. Hovnanian at Burch Kove, LLC	NC

K. Hovnanian at Indian Wells, LLC	NC

K. Hovnanian at Lily Orchard, LLC	NC

K. Hovnanian at Main Street Square, LLC	NC

K. Hovnanian at Oak Pointe, LLC	NC

K. Hovnanian at The Promenade at Beaver Creek, LLC	NC

K. Hovnanian at Wheeler Woods, LLC	NC

K. Hovnanian Developments of North Carolina, Inc.	NC

K. Hovnanian Homes at Brook Manor, LLC	NC

K. Hovnanian Homes at Reedy Creek, LLC	NC

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC

K. Hovnanian Sherwood at Regency, LLC	NC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC

WESTMINSTER HOMES, INC.	NC

K. Hovnanian at Freehold Township II, LLC	NJ

K. Hovnanian at Manalapan IV, LLC	NJ

K. Hovnanian at Morris Twp II, LLC	NJ

K. Hovnanian TBD, LLC	NJ

Builder Services NJ, L.L.C.	NJ

F&W MECHANICAL SERVICES, L.L.C.	NJ

K. Hovnanian Acquisitions, Inc.	NJ

K. Hovnanian at Asbury Park Urban Renewal, LLC	NJ

K. Hovnanian at Barnegat I, L.L.C.	NJ

K. Hovnanian at Barnegat II, L.L.C.	NJ

K. Hovnanian at Branchburg II, LLC	NJ

K. Hovnanian at Branchburg, L.L.C.	NJ

K. Hovnanian at Branchburg-Vollers, LLC	NJ

K. Hovnanian at Bridgewater I, L.L.C.	NJ

K. Hovnanian at Bridgewater II, LLC	NJ

K. Hovnanian at Cedar Grove III, L.L.C.	NJ

K. Hovnanian at Cedar Grove Urban Renewal, LLC	NJ

K. Hovnanian at Chesterfield, L.L.C.	NJ

K. Hovnanian at Denville, L.L.C.	NJ

K. Hovnanian at Deptford Township, L.L.C.	NJ

K. Hovnanian at East Brunswick III, LLC	NJ

K. Hovnanian at East Brunswick, LLC	NJ

K. Hovnanian at East Windsor, LLC	NJ

K. Hovnanian at Edgewater II, L.L.C.	NJ

K. Hovnanian at Edgewater, L.L.C.	NJ

K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ

K. Hovnanian at Egg Harbor Township, L.L.C.	NJ

K. Hovnanian at Evesham, LLC	NJ

K. Hovnanian at Fifth Avenue, L.L.C.	NJ

K. Hovnanian at Florence I, L.L.C.	NJ

K. Hovnanian at Florence II, L.L.C.	NJ

K. Hovnanian at Forest Meadows, L.L.C.	NJ

K. Hovnanian at Franklin II, L.L.C.	NJ

K. Hovnanian at Franklin, L.L.C.	NJ

K. Hovnanian at Freehold Township III, LLC	NJ

K. Hovnanian at Great Notch, L.L.C.	NJ

K. Hovnanian at Hackettstown II, L.L.C.	NJ

K. Hovnanian at Hillsborough, LLC	NJ

K. Hovnanian at Howell II, LLC	NJ

K. Hovnanian at Howell, LLC	NJ

K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ

K. Hovnanian at Jackson I, L.L.C.	NJ

K. Hovnanian at Jackson, L.L.C.	NJ

K. Hovnanian at Jersey City IV, L.L.C.	NJ

K. Hovnanian at Keyport, L.L.C.	NJ

K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ

K. Hovnanian at Little Egg Harbor, L.L.C	NJ

K. Hovnanian at Mahwah VI, Inc.	NJ

K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ

K. Hovnanian at Manalapan III, L.L.C.	NJ

K. Hovnanian at Manalapan V, LLC	NJ

K. Hovnanian at Manalapan VI, LLC	NJ

K. Hovnanian at Maple Avenue, L.L.C.	NJ

K. Hovnanian at Marlboro IX, LLC	NJ

K. Hovnanian at Marlboro Township IX, L.L.C.	NJ

K. Hovnanian at Marlboro Township V, L.L.C.	NJ

K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ

K. Hovnanian at Marlboro VI, L.L.C.	NJ

K. Hovnanian at Mendham Township, L.L.C.	NJ

K. Hovnanian at Middle Township II, L.L.C.	NJ

K. Hovnanian at Middle Township, L.L.C.	NJ

K. Hovnanian at Middletown II, L.L.C.	NJ

K. Hovnanian at Middletown III, LLC	NJ

K. Hovnanian at Millville I, L.L.C.	NJ

K. Hovnanian at Millville II, L.L.C.	NJ

K. Hovnanian at Monroe IV, L.L.C.	NJ

K. Hovnanian at Monroe NJ II, LLC	NJ

K. Hovnanian at Monroe NJ III, LLC	NJ

K. Hovnanian at Monroe NJ, L.L.C.	NJ

K. Hovnanian at Montgomery, LLC	NJ

K. Hovnanian at Montvale II, LLC	NJ

K. Hovnanian at Montvale, L.L.C.	NJ

K. Hovnanian at Morris Twp, LLC	NJ

K. Hovnanian at North Bergen. L.L.C.	NJ

K. Hovnanian at North Caldwell II, L.L.C.	NJ

K. Hovnanian at North Caldwell III, L.L.C.	NJ

K. Hovnanian at North Caldwell IV, L.L.C.	NJ

K. Hovnanian at North Wildwood, L.L.C.	NJ

K. Hovnanian at Northfield, L.L.C.	NJ

K. Hovnanian at Ocean Township, Inc	NJ

K. Hovnanian at Oceanport, L.L.C.	NJ

K. Hovnanian at Old Bridge, L.L.C.	NJ

K. Hovnanian at Parsippany, L.L.C.	NJ

K. Hovnanian at Pittsgrove, L.L.C.	NJ

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ

K. Hovnanian at Randolph I, L.L.C.	NJ

K. Hovnanian at Ridgemont, L.L.C.	NJ

K. Hovnanian at Rock Ledge, LLC	NJ

K. Hovnanian at Scotch Plains, L.L.C.	NJ

K. Hovnanian at Shrewsbury, LLC	NJ

K. Hovnanian at Smithville, Inc.	NJ

K. Hovnanian at South Brunswick II, LLC	NJ

K. Hovnanian at South Brunswick III, LLC	NJ

K. Hovnanian at South Brunswick, L.L.C.	NJ

K. Hovnanian at Station Square, L.L.C.	NJ

K. Hovnanian at The Monarch, L.L.C.	NJ

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ

K. Hovnanian at Warren Township II, LLC	NJ

K. Hovnanian at Warren Township, L.L.C.	NJ

K. Hovnanian at Wayne IX, L.L.C.	NJ

K. Hovnanian at Wildwood Bayside, L.L.C.	NJ

K. Hovnanian at Woolwich I, L.L.C.	NJ

K. Hovnanian Construction II, Inc	NJ

K. Hovnanian Construction III, Inc	NJ

K. Hovnanian Construction Management, Inc.	NJ

K. Hovnanian Holdings NJ, L.L.C.	NJ

K. Hovnanian Manalapan Acquisition, LLC	NJ

K. Hovnanian Northeast Services, L.L.C.	NJ

K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ

K. Hovnanian Properties of Red Bank, Inc.	NJ

K. Hovnanian Southern New Jersey, L.L.C.	NJ

K. Hovnanian Venture I, L.L.C.	NJ

LANDARAMA, INC.	NJ

M & M AT MONROE WOODS, L.L.C.	NJ

M&M at Chesterfield, L.L.C.	NJ

M&M AT Crescent Court, L.L.C.	NJ

M&M at West Orange, L.L.C.	NJ

Matzel & Mumford at Egg Harbor, L.L.C.	NJ

MCNJ, Inc.	NJ

MM-BEACHFRONT NORTH I, LLC	NJ

Terrapin Realty, L.L.C.	NJ

The Matzel & Mumford Organization, Inc	NJ

EASTERN TITLE AGENCY, INC.	NJ

K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ

K. Hovnanian at Port Imperial Investment, LLC	NJ

K. HOVNANIAN INVESTMENTS, L.L.C.	NJ

K. Hovnanian at Mt. Laurel, LLC	NJ

K. Hovnanian at Waldwick, LLC	NJ

K. Hovnanian Classics, L.L.C.	NJ

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY

K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY

K. HOVNANIAN Developments OF NEW YORK, INC.	NY

K. Hovnanian Aberdeen, LLC	OH

K. Hovnanian Belden Pointe, LLC	OH

K. Hovnanian Developments of Ohio, Inc.	OH

K. Hovnanian Edgebrook, LLC	OH

K. Hovnanian Falls Pointe, LLC	OH

K. Hovnanian Forest Valley, LLC	OH

K. Hovnanian Hidden Hollow, LLC	OH

K. Hovnanian Highland Ridge, LLC	OH

K. Hovnanian Indian Trails, LLC	OH

K. Hovnanian LaDue Reserve, LLC	OH

K. Hovnanian Lakes of Green, LLC	OH

K. Hovnanian Monarch Grove, LLC	OH

K. Hovnanian Northpointe 40s, LLC	OH

K. Hovnanian of Ohio, LLC	OH

K. Hovnanian Ohio Realty, L.L.C.	OH

K. Hovnanian Rivendale, LLC	OH

K. Hovnanian Schady Reserve, LLC	OH

K. Hovnanian Summit Homes, L.L.C.	OH

K. Hovnanian Village Glen, LLC	OH

K. Hovnanian Waterbury, LLC	OH

K. Hovnanian White Road, LLC	OH

K. Hovnanian Woodland Pointe, LLC	OH

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH

New Home Realty, LLC	OH

K. Hovnanian Contractors of Ohio, LLC	OH

K. Hovnanian Woodridge Place, LLC	OH

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA

Builder Services PA, L.L.C.	PA

Governor's Abstract Co., Inc.	PA

K. Hovnanian at Allentown, L.L.C.	PA

K. HOVNANIAN AT CAMP HILL, L.L.C.	PA

K. Hovnanian at Doylestown, LLC	PA

K. Hovnanian at East Brandywine, L.L.C.	PA

K. Hovnanian at Hershey's Mill, Inc.	PA

K. Hovnanian at Lower Macungie Township I, L.L.C.	PA

K. Hovnanian at Lower Macungie Township II, L.L.C.	PA

K. Hovnanian at Lower Makefield Township I, L.L.C.	PA

K. Hovnanian at Lower Moreland II, L.L.C.	PA

K. Hovnanian at Marple, LLC	PA

K. Hovnanian at Middletown, LLC	PA

K. Hovnanian at Northampton, L.L.C.	PA

K. HOVNANIAN AT RAPHO, L.L.C	PA

K. Hovnanian at Sawmill, Inc.	PA

K. Hovnanian at Silver Spring, L.L.C.	PA

K. Hovnanian at Upper Uwchlan II, L.L.C.	PA

K. Hovnanian at Upper Uwchlan, L.L.C.	PA

K. Hovnanian at Whitemarsh, LLC	PA

K. Hovnanian Companies of Pennsylvania, Inc.	PA

K. Hovnanian Developments of Pennsylvania, Inc.	PA

K. Hovnanian Eastern Pennsylvania, L.L.C.	PA

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA

K. Hovnanian PA Real Estate, Inc.	PA

K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA

K. Hovnanian at Upper Providence, LLC	PA

K. Hovnanian's Four Seasons at Malind Bluff, LLC	SC

K. Hovnanian at Coosaw Point, LLC	SC

K. Hovnanian at Fox Path at Hampton Lake, LLC	SC

K. Hovnanian at Hampton Lake, LLC	SC

K. Hovnanian at Magnolia Place, LLC	SC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC

K. Hovnanian Developments of South Carolina, Inc.	SC

K. Hovnanian Four Seasons at Gold Hill, LLC	SC

K. Hovnanian Homes at Salt Creek Landing, LLC	SC

K. Hovnanian Homes at Shell Hall, LLC	SC

K. Hovnanian Homes at St. James Place, LLC	SC

K. Hovnanian Homes at The Abby, LLC	SC

K. Hovnanian Homes at The Paddocks, LLC	SC

K. Hovnanian Homes of South Carolina, LLC	SC

Shell Hall Club Amenity Acquisition, LLC	SC

Shell Hall Land Acquisition, LLC	SC

K. Hovnanian DFW Berkshire II, LLC	TX

K. Hovnanian DFW Berkshire, LLC	TX

K. Hovnanian DFW Carillon, LLC	TX

K. Hovnanian DFW Heatherwood, LLC	TX

K. Hovnanian DFW Heron Pond, LLC	TX

K. Hovnanian DFW Maxwell Creek, LLC	TX

K. Hovnanian DFW Mustang Lakes II, LLC	TX

K. Hovnanian DFW Mustang Lakes, LLC	TX

K. Hovnanian DFW Richwoods, LLC	TX

K. Hovnanian Developments of Texas, Inc.	TX

K. Hovnanian DFW Auburn Farms, LLC	TX

K. Hovnanian DFW Belmont, LLC	TX

K. Hovnanian DFW Harmon Farms, LLC	TX

K. Hovnanian DFW Heritage Crossing, LLC	TX

K. Hovnanian DFW Homestead, LLC	TX

K. Hovnanian DFW Inspiration, LLC	TX

K. Hovnanian DFW Lexington, LLC	TX

K. Hovnanian DFW Liberty Crossing II, LLC	TX

K. Hovnanian DFW Liberty Crossing, LLC	TX

K. Hovnanian DFW Light Farms II, LLC	TX

K. Hovnanian DFW Light Farms, LLC	TX

K. Hovnanian DFW Midtown Park, LLC	TX

K. Hovnanian DFW Palisades, LLC	TX

K. Hovnanian DFW Parkside, LLC	TX

K. Hovnanian DFW Ridgeview, LLC	TX

K. Hovnanian DFW Seventeen Lakes, LLC	TX

K. Hovnanian DFW Trailwood, LLC	TX

K. Hovnanian DFW Villas at Mustang Park, LLC	TX

K. Hovnanian DFW Wellington, LLC	TX

K. Hovnanian DFW Wildridge, LLC	TX

K. Hovnanian Homes - DFW, L.L.C.	TX

K. Hovnanian Homes of Houston, L.L.C.	TX

K. Hovnanian Houston City Heights, LLC	TX

K. Hovnanian of Houston II, L.L.C.	TX

PARK TITLE COMPANY, LLC	TX

K. Hovnanian at Canter V, LLC	VA

K. Hovnanian at Dominion Crossing, LLC	VA

K. Hovnanian at Embrey Mill, LLC	VA

K. Hovnanian at Hunter's Pond, LLC	VA

K. Hovnanian at Nicholson, LLC	VA

K. Hovnanian at Pelham's Reach, LLC	VA

K. Hovnanian at Raymond Farm, LLC	VA

K. Hovnanian at Village of Round Hill, LLC	VA

K. Hovnanian at Waterford, LLC	VA

K. Hovnanian at Wellsprings, LLC	VA

K. Hovnanian Homes at Willowsford Grange, LLC	VA

K. Hovnanian Homes at Willowsford New, LLC	VA

K. Hovnanian Homes of Virginia I, LLC	VA

FOUNDERS TITLE AGENCY, INC.	VA

K. Hovnanian at Estates at Wheatlands, LLC	VA

K. Hovnanian at Lake Ridge Estates, LLC	VA

K. Hovnanian at Lake Terrapin, L.L.C.	VA

K. Hovnanian at Lee Square, L.L.C.	VA

K. Hovnanian at Lenah Woods, LLC	VA

K. Hovnanian at Reserves at Wheatlands, LLC	VA

K. Hovnanian at Residence at Discovery Square, LLC	VA

K. Hovnanian at Seasons Landing, LLC	VA

K. Hovnanian at Signal Hill, LLC	VA

K. Hovnanian Developments of Virginia, Inc.	VA

K. Hovnanian Four Seasons @ Historic Virginia, LLC	VA

K. Hovnanian Homes at Burke Junction, LLC	VA

K. Hovnanian Homes at Leigh Mill, LLC	VA

K. Hovnanian Homes at Thompson's Grant, LLC	VA

K. Hovnanian Homes at Willowsford Grant, LLC	VA

K. Hovnanian Homes at Willowsford Greens, LLC	VA

K. Hovnanian Homes of Virginia, Inc.	VA

K. Hovnanian Summit Holdings, L.L.C.	VA

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA

LAUREL HIGHLANDS, LLC	VA

K. Hovnanian at Huntfield, LLC	WV

K. Hovnanian Developments of West Virginia, Inc.	WV

K. Hovnanian Homes at Shenandoah Springs, LLC	WV

K. Hovnanian Homes of West Virginia, L.L.C.	WV

K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV

Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV